Subsequent Event	9 Months Ended
Sep. 30, 2013
Subsequent Event [Abstract]
Subsequent Event
Note 6 - Subsequent Event

A.
On November 11, 3013 the Board of Directors has adopted a new dividend policy pursuant to which, subject to applicable law and the discretion of the Board of Directors from time to time, it shall distribute a dividend to the shareholders at the end of each calendar quarter equal to 50% of the net income recorded in the Company's quarterly financial statements for the quarter.

B.
On November 11, 2013, the Board of Directors declared a cash dividend in the amount of $0.03 per ordinary share, and in the aggregate amount of approximately $520 thousand. The dividend will be payable on December 11, 2013 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on November 25, 2013.